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Prospectus
June 21, 2001

Conning Money Market Fund




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As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any shares of this fund or determined if this prospectus is truthful or complete. Anyone who tells you otherwise is committing a criminal offense.
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Table of Contents

Risk/Return Summary                                   1
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Types of Investment Risk                              3
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Investing With Firstar Funds                          6
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   How to Buy Shares                                  6
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   How to Sell Shares                                 7
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   Shareholder Services Fees                          7
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Additional Information                                8
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   Dividends, Capital Gains Distributions and Taxes   8
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   Management of the Fund                             8
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   Net Asset Value and Days of Operation             10
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Appendix                                             11
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   Financial Highlights                              11
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



Learn about the Portfolio's Objective, Principal Investment Strategies, Principal Risks, Performance and Expenses.
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Risk/Return Summary
Objective

[GRAPHIC]

The investment objective of the Conning Money Market Fund (the "Portfolio") is to seek current income with liquidity and stability of principal. The investment objective of the Portfolio, which is an investment portfolio of Firstar Funds, Inc. (the "Fund"), may be changed by the Board of Directors without approval of Shareholders, although no change is currently anticipated.

Principal Investment Strategies

[GRAPHIC]

The Portfolio invests in a broad range of U.S. dollar-denominated money market instruments, including commercial paper, notes and bonds issued by U.S. and foreign corporations, obligations issued by the U.S. Government and its agencies and instrumentalities, and obligations issued by U.S. and foreign banks, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits.

The Portfolio usually invests a substantial portion of its assets in unregistered commercial paper issued by corporations pursuant to Section 4(2) of the Securities Act of 1933. Because this type of commercial paper (which is referred to as Section 4(2) paper) is unregistered, there are restrictions on its resale. The Portfolio's sub-adviser, Conning Asset Management Company (the "Sub-Adviser"), will determine that a liquid trading market exists for any
Section 4(2) paper purchased by the Portfolio and will continue to monitor the paper's liquidity as long as it is held by the Portfolio.

The Portfolio will only buy a money market instrument if it has the highest short-term rating from at least two nationally recognized statistical rating organizations, such as Standard & Poor's or Moody's, or only one such rating if only one organization has rated the instrument. If the money market instrument is not rated, the Sub-Adviser must determine that it is of comparable quality to eligible rated instruments.

Money Market Instruments are short-term obligations issued by banks, corporations, the U.S. government and state and local governments. Money market instruments purchased by the Portfolio must meet strict requirements as to investment quality, maturity and diversification. The Portfolio generally does not invest in securities with maturities of more than 397 days and the average maturity of all securities held by the Portfolio must be 90 days or less. Prior to purchasing a money market instrument for the Portfolio, the Portfolio's Sub-Adviser must determine that the instrument carries very little credit risk.

Principal Risks

[GRAPHIC]

Some of the following principal investment risks are described in more detail under the heading "Types of Investment Risk." Some additional risks which apply to the Portfolio are also described under that heading.

The yield paid by the Portfolio will vary with short-term interest rates. The Portfolio is subject to interest rate risk and credit risk. Interest rate risk is the risk that, when interest rates increase, fixed income securities will decline in value. Credit risk is the risk that an issuer of fixed income securities may default on its obligation to pay interest and repay principal.

The Portfolio's investments in Section 4(2) paper may subject the Portfolio to liquidity risk. Investments by the Portfolio in Section 4(2) paper could adversely affect the liquidity of the Portfolio during any period in which eligible investors were no longer interested in purchasing these securities.

An investment in the Portfolio is not a deposit of Firstar Bank, N.A. or U.S. Bank, N.A. and is not insured by the Federal Deposit Insurance Corporation, or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.
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[GRAPHIC]

Bar Chart and Performance Table
The following bar chart and table provide an indication of the risks of investing in the Portfolio by showing changes in the performance of the Portfolio's Shares from year to year and the average annual returns of the Portfolio's Shares. The Portfolio began operations on February 16, 1999 as the Conning Money Market Fund, a separate portfolio of Mercantile Mutual Funds, Inc. (the "Predecessor Mercantile Portfolio"). On June 21, 2001, the Predecessor Mercantile Portfolio was reorganized as a new portfolio of Firstar Funds, Inc. completing the closing of the reorganizations between Firstar Funds, Inc. and each of Mercantile Mutual Funds, Inc. and Firstar Stellar Funds. The performance set forth below is based on the performance of the Predecessor Mercantile Portfolio.

The bar chart and table assume reinvestment of dividends and distributions. Remember, past performance is not indicative of future results. Performance reflects fee waivers in effect. If these fee waivers were not in place, the Portfolio's performance would be reduced.


                                    [GRAPH]

Year-by-year total return as of 12/31 each year (%)

                                 2000     5.67


The Fund's performance for the three-month period ending March 31, 2001 was 1.21%.

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
Best Quarter:   Q4 '00 1.47%
Worst Quarter:  Q1 '00 1.28%

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Average Annual Total Return as of 12/31/00
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
                                         Since inception
                                1 Year (February 16, 1999)
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

Conning Money Market Portfolio  5.67%         5.08%
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
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[GRAPHIC]

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Conning Money Market Fund.
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Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

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
                                            Conning Money
                                             Market Fund
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
Management Fees (before waivers)/1/             0.40%
Distribution and Service (12b-1) Fees           None
Other Expenses/2/                               0.97%
                                               -------
Total Annual Fund Operating Expenses
 (before waivers)                               1.37%
Fee Waivers and Expense Reimbursements/3/      (0.38)%
                                               -------
Net Annual Fund Operating Expenses/3/           0.99%
                                               =======
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
1 As a result of fee waivers, management fees of the Conning Money Market Fund currently are 0.17% of the Fund's average daily net assets.
2 "Other Expenses" includes: (1) administration fees, transfer agency fees and all other ordinary operating expenses of the Portfolio not listed above; and
  (2) the payment of a shareholder servicing fee to shareholder organizations under a service plan (described below under the heading "Shareholder Services Fees") equal up to 0.50% of the Portfolio's average daily net assets and the payment of a shareholder liaison fee to institutions equal up to 0.25% of the Portfolio's average daily net assets. Other Expenses of the Conning Money Market Fund currently are 0.82% of the Fund's average daily net assets.
3 Certain service providers have contractually agreed to waive fees and reimburse expenses for Portfolio Shares until October 31, 2001, so that Net Annual Fund Operating Expenses will be no more than 0.99% of the Portfolio's average daily net assets for the current fiscal year. These fee waivers and expense reimbursements may be terminated at any time after October 31, 2001 at the discretion of the service providers.

Example
The following example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all of your dividends and distributions, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

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
                             1 Year 3 Years 5 Years 10 Years
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
  Conning Money Market Fund   $139   $434    $750    $1,646

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Types of Investment Risk

The principal risks of investing in the Portfolio are described previously in this Prospectus. The following list provides more detail about some of those risks, along with information on additional types of risks which may apply to the Portfolio. Risks associated with particular types of investments the Portfolio makes are described in this section and in the Additional Statement referred to on the back page.

General Risks of Investing in the Portfolio

[GRAPHIC]


Complete Investment Program
An investment in a single Portfolio, by itself, does not constitute a complete investment plan.

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Credit Risk
An issuer of fixed-income securities may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Credit risk includes "counterparty risk"--the risk that the other party to a transaction will not fulfill its contractual obligation. This risk applies, for example, to repurchase agreements into which the Portfolio may enter.

Derivatives Risk
The Portfolio may invest in certain derivative investments. The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate. Some derivatives may be more sensitive to or otherwise not react in tandem with interest rate changes or market moves, and some may be susceptible to changes in yields or values due to their structure or contract terms. Loss may result from the Portfolio's investments in structured securities and other derivative instruments.

Interest Rate Risk
When interest rates increase, fixed-income securities tend to decline in value and when interest rates decrease, fixed-income securities tend to increase in value. A change in interest rates could cause the value of your investment to change. Fixed-income securities with longer maturities are more susceptible to interest rate fluctuations than those with shorter maturities. Changes in interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, thereby affecting their value and the return on your investment.

Liquidity Risk
Certain securities may be difficult or impossible to sell at the time and price that the Portfolio would like. The Portfolio may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on fund management or performance. This risk applies, for example, to: variable and floating rate demand notes, variable amount demand securities and restricted securities which the Portfolio may purchase and short-term funding agreements which the Portfolio may purchase. Illiquid securities also include repurchase agreements and time deposits with notice/termination dates of greater than seven days and other securities traded in the U.S. but are subject to trading restrictions because they are not registered under the Securities Act of 1933. There may be no active secondary market for these securities. The Portfolio may invest up to 10% of its net assets at the time of purchase in securities that are illiquid. A domestically traded security which is not registered under the Securities Act of 1933 will not be considered illiquid if the Adviser (or Sub-Adviser) determines an adequate investment trading market exists for that security. Because illiquid and restricted securities may be difficult to sell at an acceptable price, they may be subject to greater volatility and may result in a loss to the Fund.

Management Risk
A strategy which the Adviser (or Sub-Adviser) uses may fail to produce the intended results. The particular securities and types of securities the Portfolio holds may underperform other securities and types of securities. There can be no assurance the Portfolio will achieve its investment objective. The Adviser and Sub-Adviser may not change certain investment practices of the Portfolio without shareholder vote. These policies of the Portfolio, which may not be changed without a shareholder vote, are described in the Additional Statement.

Market Risk
The value of the securities in which the Portfolio invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or last for extended periods. The Portfolio's performance results may reflect periods of above average performance attributable to its investment in certain securities during the initial public offering, the performance of a
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limited number of the securities in the Portfolio, or other non-recurring factors. It is possible that the performance may not be repeated in the future.

Nonprincipal Strategy Risks
This Prospectus describes the Portfolio's principal investment strategies and the types of securities in which the Portfolio principally invests. The Portfolio may, from time to time, make other types of investments and pursue other investment strategies in support of its overall investment goal. These supplemental investment strategies - and the risks involved - are described in detail in the Additional Statement, which is referred to on the back cover of this Prospectus.

Valuation Risk
This is a risk that the Portfolio has valued certain securities at a higher or lower price than the Portfolio can sell them.

Extension Risk
This is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage- or asset-backed security) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration and potentially reduce the value of these securities.

Prepayment Risk
This is the risk that an issuer will exercise its right to pay principal on an obligation held by the Portfolio (such as a mortgage- or asset-backed security) earlier than expected. This may happen when there is a decline in interest rates. These events may make the Portfolio unable to recoup its initial investment and may result in reduced yields.

Temporary Investment Risk
The Portfolio may, for temporary defensive purposes, invest a percentage of its total assets, without limitation, in cash or various short-term instruments. This may occur for example, when the Portfolio is attempting to respond to adverse market, economic, political or other conditions. When the Portfolio is investing in cash and these instruments, the Portfolio may not be achieving its investment objective.

Additional Risks Which May Apply to Particular Types of Securities

[GRAPHIC]

Government Obligations
The Portfolio may invest in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

Borrowings, Reverse Repurchase Agreements
The Portfolio may borrow money to the extent allowed (as described in the Additional Statement) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by the Portfolio decline in value while these transactions are outstanding, the net asset value of the Portfolio's outstanding shares will decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that the interest income earned by the Portfolio (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Portfolio will decline below the price the Portfolio is obligated to pay to repurchase the securities, and that the securities may not be returned to the Portfolio.

Securities Lending
To obtain interest income, the Portfolio may lend its securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. There is the risk that when lending
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portfolio securities, the securities may not be available to the Portfolio on a timely basis. Therefore, the Portfolio may lose the opportunity to sell the securities at a desirable price. Additionally, in the event that a disposition of the securities may be delayed pending court action.

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Investing With Firstar Funds

How to Buy Shares
Shares of the Portfolio are sold without any sales charge through broker-dealers or other financial advisers acting on behalf of their customers. It is the responsibility of your broker-dealer or financial adviser to transmit your purchase order to the Fund on a timely basis.

Minimum Investments
The Fund does not have any minimum investment requirements for shares of the Portfolio but your broker-dealer or financial adviser may. They may also charge transaction fees and require you to maintain a minimum account balance.

Buying Shares
A properly placed purchase order that is delivered to Firstar on any business day prior to 12:45 p.m. (Central time) receives the share price next determined after receipt of the order, and the investor will become a shareholder of record as of the date of purchase, if Firstar receives payment in federal funds or other immediately available funds by 3:00 p.m. (Central time) that day. A properly placed purchase order that is delivered to Firstar on any business day after 12:45 p.m. (Central time) will receive the share price determined as of 3:00 p.m. that day, and the investor will become a shareholder of record on the next business day, provided that Firstar receives payment in federal funds by 3:00 p.m. (Central time) that day. If payment for an order is not received by 3:00 p.m. (Central time), the order will be cancelled.

Additional Information on Buying Shares
 .The Portfolio and its transfer agent are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.
 .Federal regulations require that each investor provide a Social Security number or other certified taxpayer identification number upon opening or reopening an account. The Portfolio reserves the right to reject applications without such a number or an indication that a number has been applied for. If a number has been applied for, the number must be provided and certified within sixty days of the date of the application. Any accounts opened without a proper number will be subject to backup withholding at a rate of 31% on all liquidations and dividend and capital gain distributions.
 .Payment for shares of the Portfolio in the amount of $1,000,000 or more may, at the discretion of the Adviser, be made in the form of securities that are permissible investments for the Portfolio.

The Portfolio may authorize one or more brokers and other shareholder organizations to accept on its behalf purchase, redemption and exchange orders, and may authorize such shareholder organizations to designate other intermediaries to accept purchase, redemption and exchange orders on the Fund's behalf. In these cases, the Portfolio will be deemed to have received an order when an authorized shareholder organization or intermediary accepts the order, and customer orders will be priced at the Portfolio's net asset value next computed after they are accepted by a shareholder organization or intermediary. Shareholder organizations and intermediaries will be responsible for transmitting accepted orders to the Portfolio within the period agreed upon by them. Shareholders should contact their shareholder organization or intermediaries to learn whether they are authorized to accept orders for the Portfolio.

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It is the responsibility of shareholder organizations to transmit orders and payment for the purchase of shares by their customers to the transfer agent on a timely basis and to provide account statements in accordance with the procedures previously stated.


How To Sell Shares

Orders to sell or "redeem" shares of the Portfolio should be placed with the same broker-dealer or financial adviser that placed the original purchase order in accordance with the procedures established by that broker-dealer or financial adviser. Your broker-dealer or financial adviser is responsible for sending your redemption order to the Fund on a timely basis and for crediting your account with the redemption proceeds. The Fund does not currently charge for wiring redemption proceeds, but your broker-dealer or financial adviser may.

The Fund's transfer agent may require a signature guarantee unless the redemption proceeds are payable to the shareholder of record and the proceeds are either mailed to the shareholder's address of record or electronically transferred to the account designated on the original account application. A signature guarantee helps prevent fraud, and you may obtain one from most banks and broker/dealers. Contact your broker-dealer or financial adviser for more information on signature guarantees.

Shares of the Portfolio will be sold at the NAV next determined after the Fund accepts an order (see below). If the order to sell is received and accepted by the Fund before 11:00 a.m. Central time on a business day for the Fund, the proceeds are sent electronically the same day to the broker-dealer or financial adviser that placed the order. If the order to sell is received and accepted by the Portfolio after 11:00 a.m. Central time on a business day for the Portfolio or on a non-business day, the proceeds normally are sent electronically to the broker-dealer or financial adviser on the next business day.

Selling recently purchased shares

If you attempt to sell shares you recently purchased with a personal check, the Fund may delay processing your request until it collects payment for those shares. This process may take up to 12 days, so if you plan to sell shares shortly after purchasing them, you may want to consider purchasing them with a certified or bank check or via electronic transfer to avoid delay.

Shareholder Services Fees

The Portfolio can pay for shareholder liaison and/or administrative support services at the annual rates of up to .25% and .50%, respectively, of the Portfolio's average daily net assets. These fees are paid to broker-dealers and financial advisers that provide such services to their customers who own shares of the Portfolio. The Portfolio does not intend to pay more than .67% of average daily net assets in the aggregate for shareholder liaison and/or administrative support services during the current fiscal year.

General Transaction Policies

The Fund reserves the right to:
 .Refuse any order to buy shares. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder is unable to contact the transfer agent by telephone, shares may also be redeemed by delivering the redemption request to the transfer agent. .Send redemption proceeds within seven days after receiving a request, if any earlier payment could adversely affect a Portfolio.
 .Make a "redemption in kind." Under abnormal conditions that may make payment in case unwise, the Portfolio may offer partial or complete payment in portfolio securities rather than cash at such securities' then-market-value equal to the redemption price. In such cases, a shareholder may incur brokerage costs in converting these securities to cash.

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Dividends, Capital Gains Distributions and Taxes

           Dividends and Capital Gains Distributions


 Reinvested dividends and distributions receive the same tax treatment as those paid in cash.

           Dividends from net investment income, including net realized gains and losses, if any, earned on the investments held by the Portfolio are declared on each business day on the shares that are outstanding immediately after 11:00 a.m. Central time on the declaration date and are paid monthly.

           A shareholder's dividends and capital gains distributions will be reinvested automatically in additional shares unless the Portfolio is notified that the shareholder elects to receive distributions in cash.

If a shareholder has elected to receive dividends and/or capital gain distribution in cash and the postal or other delivery service is unable to deliver checks to shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

Federal Taxes
The Portfolio contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss). Distributions attributable to the net capital gain of the Portfolio will be taxable to you as long-term capital gain, regardless of how long you have held your shares. Other Portfolio distributions, including amounts attributable to dividends, interest and short-term capital gains of the Fund, will generally be taxable as ordinary income. You will be subject to income tax on Portfolio distributions regardless of whether they are paid in cash or reinvested in additional shares. You will be notified annually of the tax status of distributions to you.

You will recognize taxable gain or loss on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. (To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares.) Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

The one major exception to these tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

The Portfolio's dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Portfolio receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

State and Local Taxes
Shareholders may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Portfolio's distributions, if any, that are attributable to interest on Federal securities or interest on securities of the particular state or localities within the state. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Management of the Fund

Advisory Services
U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Adviser"), a Delaware Corporation and subsidiary of U.S. Bank, serves as investment adviser to the Fund. U.S. Bank is a subsidiary of U.S. Bancorp, a bank holding company. The Adviser, with principal offices at 601 Second Avenue South, Minneapolis, AdditionalMInformationinnesota 55402, was created when First American Asset Management Group joined its affiliate Firstar Investment

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Research & Management Company, LLC on May 2, 2001. The Adviser's predecessor companies have been providing investment advisory services for over 75 years. As of May 2, 2001, the Advisor had over $116 billion in assets under management.

On February 27, 2001, Firstar Corporation merged with U.S. Bancorp and the merged bank holding companies assumed the U.S. Bancorp name. U.S. Bancorp, as successor to Firstar Corporation, has agreed to permit the Company to use the name "Firstar Funds" and expansions thereof on a non-exclusive and royalty-free basis in connection with mutual fund management and distribution services within the United States, its territories and possessions. This agreement may be terminated by U.S. Bancorp under specified circumstances, including if no affiliate of U.S. Bancorp is serving as investment adviser for any portfolio offered by the Company.

Subject to the general supervision of the Board of Directors and in accordance with the respective investment objectives and policies of the Fund, the Adviser and Sub-Adviser are responsible for the Fund's investment program, general investment criteria and policies.

The Adviser and Sub-Advisor are authorized to allocate purchase and sale orders for portfolio securities to shareholder organizations, including, in the case of agency transactions, shareholder organizations which are affiliated with the Adviser or Sub-Adviser, to take into account the sale of Portfolio shares if the Adviser or Sub-Adviser believe that the quality of the transaction and the amount of the commission are comparable to what they would be with other qualified brokerage firms.

The Adviser is entitled to receive from the Portfolio contractual fees calculated daily and payable monthly, at the annual rate of 0.40% of the Portfolio's average daily net assets.

Prior to March 1, 2000, the Mercantile Conning Money Market Portfolio was managed by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation, the predecessor to U.S. Bancorp. From March 1, 2000 until May 2, 2001 the Mercantile Conning Money Market Portfolio was managed by Firstar Investment Research & Management Company, LLC, a subsidiary of U.S. Bancorp.

For the eleven month fiscal period ended October 31, 2000, the Predecessor Mercantile Portfolio paid investment advisory fees of 0.17%.

The Adviser has retained Conning Asset Management Company as Sub-Adviser for the Fund. The Sub-Adviser is an indirect subsidiary of GenAmerica Corporation, a financial services holding company, which in turn is a wholly-owned subsidiary of Metropolitan Life Insurance Company. The Sub-Adviser has its principal office at 700 Market Street, St. Louis, Missouri 63101, and currently has $21.9 billion in assets under management. Subject to the oversight and supervision of the Portfolio's Board of Directors and Adviser, the Sub-Adviser formulates and implements a continuous investment program for the Portfolio.

On or about June 30, 2001, it is expected that Swiss Re America Holding Corporation will purchase all of the capital stock of Conning Corporation, the indirect parent of Conning Asset Management Company. Swiss Re America Holding Corporation is a subsidiary of Swiss Reinsurance Company, a reinsurer based in Zurich, Switzerland.

Administrative Services
Firstar Mutual Fund Services, LLC ("FMFS"), an affiliate of the Adviser, serves as the Portfolio's Administrator and receives fees for those services.

Custodian, Transfer and Dividend Disbursing Agent, and Accounting Services
Agent
FMFS also provides transfer agency, dividend disbursing agency and accounting services for the Portfolio and receives fees for these services. Inquiries to the transfer agent may be sent to: Firstar Mutual Fund Services, LLC, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011. Firstar Bank, N.A., an affiliate of the Adviser, provides custodial services for the Portfolio and receives fees for those services.

 .............................................................................. 9

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Net Asset Value and Days of Operation

The net asset value of the Portfolio for purposes of pricing purchase and redemption orders is determined as of 11:00 a.m. Central time and as of the close of regular trading hours on the Exchange, normally, 3:00 p.m.


The Company      Central time, on each day on which
intends to use   both the Exchange is open for trading
its best         and the Federal Reserve Banks'
efforts to       Fedline System is open. Shares of the
maintain the     Portfolio are not priced on days when
net asset        the Exchange is closed. For a
value of the     complete list of days the Exchange is
Portfolio at     closed, please see the Additional
$1.00 per        Statement. Net asset value per share
share,           is calculated by dividing the value
although there   of all securities and other assets
is no            owned by the Portfolio, less the
assurance that   liabilities charged to the Portfolio,
it will be       by the number of the Portfolio's
able to do so.   outstanding shares.

Net asset value is computed using the amortized cost method as permitted by SEC rules.
10 .............................................................................

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APPENDIX
Financial Highlights

The financial highlights table set forth on the following page is based on the financial history of the Predecessor Mercantile Conning Money Market Fund. The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information for the period ended October 31, 2000 has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Portfolio's financial statements, are included in the Predecessor Mercantile Fund's Annual Report to Shareholders dated October 31, 2000, and are incorporated by reference into the Additional Statement. This information for the period ended November 30, 1999 was audited by KPMG LLP, the Predecessor Mercantile Fund's former independent auditors. Contact FMFS for a free copy of the Annual and Semi-Annual Reports or Additional Statement.
 ............................................................................. 11

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
                                                        Investment Activities
                                                        ---------------------

                                               Net
                                           Asset Value,    Net     Total From
                                           Beginning of Investment Investment
                                              Period      Income   Activities

CONNING MONEY MARKET FUND

December 1, 1999 to October 31, 2000          $1.00       $0.050     $0.050
-----------------------------------------------------------------------------
February 16, 1999 to November 30, 1999(a)      1.00        0.034      0.034
-----------------------------------------------------------------------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.
12 .............................................................................

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
          Distributions                                          Ratios/Supplementary Data
     ---------------------------                       -----------------------------------------------
                                                                              Ratio of Net
                                    Net                Net Assets  Ratio of    Investment   Ratio of
        Net                     Asset Value,             at End    Expenses      Income    Expenses to
     Investment       Total         End      Total     of Period  to Average   to Average    Average
       Income     Distributions  of Period   Return      (000)    Net Assets   Net Assets  Net Assets*

      $(0.050)      $(0.050)       $1.00     5.09%(b)   $196,901    0.95%(c)     5.44%(c)     1.42%(c)
------------------------------------------------------------------------------------------------------
       (0.034)       (0.034)        1.00     3.41%(b)    230,580    0.99%(c)     4.47%(c)     1.47%(c)
------------------------------------------------------------------------------------------------------

 ............................................................................. 13

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No person has been authorized to give any information or to make any representations not contained in this Prospectus, or in the Portfolio's Additional Statement incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Portfolio. This Prospectus does not constitute an offering by the Portfolio in any jurisdiction in which such offering may not lawfully be made.
14 .............................................................................

For More       Annual/Semi-Annual Reports
Information    Additional information about the Fund's performance and
               investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

               Statement of Additional Information

               Additional information about the Fund and its policies is also available in the Fund's Statement of Additional Information ("Additional Statement"). The Additional Statement is incorporated by reference into this Prospectus (and is legally considered part of this Prospectus).

               The Fund's annual and semi-annual reports and the Additional Statement are available free upon request by calling The Fund at 1-800-452-2724.

               To obtain other information and for shareholder inquiries:

               By telephone - call 1-800-452-2724

               By mail - Conning Money Market Fund
                         Firstar Funds, Inc.
                         615 East Michigan Street
                         P.O. Box 3011
                         Milwaukee, Wisconsin 53201-3011

               By e-mail - firstarfunds@firstar.com
                           ------------------------

               On the Internet - Text only version of the Portfolio's documents are located online and may be downloaded from: http://www.sec.gov
                                 ------------------

               You may review and obtain copies of Portfolio documents by visiting the SEC's Public Reference Room in Washington, D.C. You may also obtain copies of Portfolio documents by paying a duplicating fee and sending an electronic request at the following e-mail address at: publicinfo@sec.gov., or by sending
                                            -------------------
               your request and a duplicating fee to the SEC's Public Reference Section, Washington, D.C. 20549-0102. Information on the operation of the public reference room may be obtained by calling the SEC at 1-202-942-8090.

            The Fund's Investment Company Act File Number is 811-5380.




www.firstar.com                                     [LOGO OF FIRSTAR FUNDS]
                                                                   CONNING-01

                              FIRSTAR FUNDS, INC.
                      Statement of Additional Information

                           Conning Money Market Fund


                                 June 21, 2001



                               TABLE OF CONTENTS
                               -----------------

                                                                    Page
                                                                    ----
FIRSTAR FUNDS, INC................................................     2
DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS.............     2
INVESTMENT STRATEGIES AND RISKS...................................     3
NET ASSET VALUE...................................................    11
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION....................    12
DESCRIPTION OF SHARES.............................................    13
ADDITIONAL INFORMATION CONCERNING TAXES...........................    14
MANAGEMENT OF THE COMPANY.........................................    15
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT...........    23
EXPENSES..........................................................    24
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS..................    24
COUNSEL...........................................................    24
CODE OF ETHICS....................................................    24
PERFORMANCE CALCULATIONS..........................................    24
MISCELLANEOUS.....................................................    26
APPENDIX A........................................................   A-1


     This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the prospectus ("Prospectus") dated June 21, 2001, for Shares of the Conning Money Market Fund (the "Fund") and is incorporated by reference in its entirety into the Prospectus. The Fund commenced operations as a portfolio (the "Predecessor Fund") of Mercantile Mutual Funds, Inc., as further explained herein. On June 29, 2001, the Predecessor Fund was reorganized into a new portfolio of Firstar Funds, Inc. Copies of the Prospectus for the Fund may be obtained by writing Firstar Mutual Fund Services, LLC at 615 East Michigan Street, P.O. Box 3011, Milwaukee, WI 53201-3011 or by calling 1-800-677-FUND. The Financial Statements and the Independent Accountants' report thereon in this SAI are incorporated by reference from the Annual Report of the Predecessor Fund. The Annual Report may be obtained by writing the address above or calling the toll-free number above. No other parts of the Annual Report are incorporated herein by reference.

                              FIRSTAR FUNDS, INC.

     Firstar Funds, Inc. (the "Company") is a Wisconsin corporation that was incorporated on February 15, 1988 as a management investment company. The Company, formerly known as Portico Funds, Inc., changed its name effective February 1, 1998. The Company is authorized to issue separate classes of shares of Common Stock representing interests in separate investment portfolios.

     On June 4, 2001, the Predecessor Fund was reorganized as an investment portfolio of the Company.

     This SAI pertains to shares of one diversified portfolio, the Conning Money Market Fund (the "Fund"). The Company also offers other investment portfolios that are described in separate statements of additional information. For information concerning these other portfolios, contact Firstar Mutual Fund Services, LLC at 1-800-677-FUND or write to 615 East Michigan Street, P.O. Box 3011, Milwaukee, Wisconsin 53201-3011.


             DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS

     The Company is an open-end management investment company. The following policies supplement the Fund's respective investment objectives and policies as set forth in the Prospectus.

Portfolio Transactions
----------------------

     Subject to the general supervision of the Board of Directors, U.S. Bancorp Piper Jaffray Asset Management, Inc. ("USBPJAM" or the "Adviser") is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund. Pursuant to the terms of the Adviser's Advisory Agreement with the Fund, the Adviser has delegated certain of its duties to Conning Asset Management Company.

     Securities purchased and sold by the Fund are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. With respect to over-the-counter transactions, the Adviser will normally deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere.

     The Fund may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be in the Fund's interests.

     The Fund does not intend to seek profits from short-term trading. Because the Fund will invest only in short-term debt instruments, its annual portfolio turnover rate will be relatively high, but brokerage commissions are normally not paid on money market instruments, and portfolio turnover is not expected to have a material effect on the Fund's net investment income. For regulatory purposes, the Fund's annual portfolio turnover rate is expected to be zero.

     The Advisory Agreement between the Company and the Adviser provides that, in executing portfolio transactions and selecting brokers or dealers, the Adviser will seek to obtain the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Adviser to cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Adviser determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser to the Fund. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Adviser and does not reduce the advisory fees payable to it by the Fund. The Directors will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Adviser, Quasar Distributors, LLC (the "Distributor") or an affiliated person of either of them (as such term is defined in the Investment Company Act of 1940 (the "1940 Act") acting as principal. In addition, the Fund will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Distributor or the Adviser, or an affiliated person of either of them, is a member, except to the extent permitted by the Securities and Exchange Commission ("SEC").

     Investment decisions for the Fund are made independently from those for other investment companies and accounts advised or managed by the Adviser. Such other investment companies and accounts may also invest in the same securities as the Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to the Fund and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.

     As of October 31, 2000, the Fund did not hold securities of its regular broker-dealers.

                        INVESTMENT STRATEGIES AND RISKS

     Repurchase Agreements.  The Fund may agree to purchase securities from
     ---------------------
financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the agreement, the Adviser (and Sub-Adviser ) will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year. Although the Fund does not presently intend to enter into repurchase agreements providing for settlement in more than seven days, the Fund does have authority to do so subject to its limitation on the purchase of illiquid securities.

     The repurchase price under the repurchase agreements described in the Prospectus generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Fund's custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the 1940 Act.

     Investment Companies. The Fund may invest from time to time in securities
     --------------------
issued by other investment companies that invest in high-quality, short-term debt securities. Additionally, the Fund may invest up to 25% of its net assets in money market funds advised by the Adviser, U.S. Bank National Association ("U.S. Bank") or any affiliate of either the Adviser of U.S. Bank in accordance with an exemptive order issued by the SEC. Securities of other investment companies not affiliated with the Adviser or U.S. Bank will be acquired by the Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

     Subject to the Fund's investment limitations, short-term investments and repurchase agreements may be entered into on a joint basis by the Fund and other funds advised by the Adviser, or U.S> Bank National Association which is under common control with the Adviser, to the extent permitted by an exemptive order issued by the SEC.

     U.S. Government Obligations. The Fund may invest in obligations issued or
     ---------------------------
guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, the Fund may, when deemed appropriate by the Sub-Adviser, invest in short-term obligations issued by state and local governmental issuers ("municipal obligations") that meet the quality requirements described in the Prospectus and, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

     Examples of the types of U.S. Government obligations that may be held by the Fund include, in addition to U.S. Treasury bills, notes and bonds (including zero coupon bonds), the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corporation, and International Bank for Reconstruction and Development.

     Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Federal Home Loan Mortgage Corporation, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

     Bank Obligations. The Fund may purchase obligations of issuers in the
     ----------------
banking industry, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Fund may invest in obligations of foreign banks or foreign branches of U.S. banks in amounts not in excess of 25% of its assets where the Sub-Adviser deems the instrument to present minimal credit risks. (See "Special Risk Considerations -- Risks Associated with Foreign Securities" below.) The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the value of its total assets.

     Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

     Obligations of foreign banks and foreign branches of U.S. banks may include Eurodollar Certificates of Deposit ("ECDs"), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs"), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs"), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs"), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs"), which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.

     Restricted and Illiquid Securities. The Fund will not invest more than 10%
     ----------------------------------
of the value of its net assets in illiquid securities. Repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days, Section 4(2) paper (as discussed in the Prospectus), and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to Rule 144A are subject to the 10% limit (unless the Sub-Adviser, pursuant to guidelines established by the Board of Directors, determines that a liquid market exists). Rule 144A Securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. The Fund may treat a Rule 144A security as liquid if determined to be so under procedures adopted by the Board. While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses. The Fund may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired.

     The Sub-Adviser monitors the liquidity of restricted securities in the Fund under the supervision of the Board of Directors. In reaching liquidity decisions, the Sub-Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

     Reverse Repurchase Agreements. The Fund may borrow money to the extent
     -----------------------------
allowed (as described under "Additional Investment Limitations" below) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value of the Fund's outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund's securities. As a result, the Fund's share price may be subject to greater fluctuation until the borrowing is paid off.

     Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid high-grade debt securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

     When-Issued Purchases and Forward Commitments. The Fund may purchase
     ---------------------------------------------
securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by the Fund to purchase or sell securities at a stated price and yield with settlement beyond the normal settlement date. Such transactions permit the Fund to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued purchases and forward commitment transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date.

     When-issued and forward commitment transactions are made to secure what is considered to be an advantageous price or yield for the Fund. When the Fund agrees to purchase or sell securities on a when-issued or forward commitment basis, the custodian will maintain in a segregated account cash or liquid portfolio securities having a value (determined daily) at least equal to the amount of the Fund's commitments. In the case of a forward commitment to sell portfolio securities, the custodian will hold the portfolio securities itself in a segregated account while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitment transactions.

     The Fund does not intend to engage in such transactions for speculative purposes but only the purpose of acquiring portfolio securities. The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize a capital gain or loss.

     When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The value of the securities underlying such commitments to purchase or sell securities, and any subsequent fluctuations in their value, is taken into account when determining the Fund's net asset value starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets, and fluctuations in the value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

     The Fund expects that when-issued and forward commitment transactions will not exceed 25% of the value of its total assets (at the time of purchase) under normal market conditions. Because the Fund will set aside cash or liquid assets to satisfy its purchase commitments in the manner described above, the Fund's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase securities on a when-issued or forward commitment basis ever exceeded 25% of the value of its total assets.

     Foreign Equities. The Fund may acquire U.S. dollar-denominated securities
     ----------------
of foreign corporations and certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Sub-Adviser deems the investments to present minimal credit risks. Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

     There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S.-based companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the United States. In the event of a default by the issuer of a foreign security, it may be more difficult to obtain or enforce a judgment against such issuer than it would be against a domestic issuer. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

     Stripped U.S. Government Obligations. The Fund may hold stripped U.S.
     ------------------------------------
Treasury securities, including: (1) coupons that have been stripped from U.S. Treasury bonds, which are held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS"); (2) through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES"); or (3) other stripped securities issued directly by agencies or instrumentalities of the U.S. Government. STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Fund may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and resold in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificates of Accrual on Treasury Securities" ("CATS"). Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the SEC as U.S. Government securities for purposes of the 1940 Act.

     The stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped principal-only securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. In the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder), the underlying U.S. Treasury bonds and notes themselves are held in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Fund, most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and securities law purposes.

     The U.S. Government does not issue stripped Treasury securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

     For custodial receipts, the underlying debt obligations are held separate from the general assets of the custodian and nominal holder of such securities, and are not subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian. The custodian is also responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest, to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

     Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which principal and interest is returned to investors. The Adviser (or Sub-Adviser) will consider the liquidity needs of the Fund when any investments in zero coupon obligations or other principal-only obligations are made.

     Municipal Obligations. The Fund may invest in municipal obligations.
     ---------------------
Municipal obligations which may be acquired by the Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

     The Fund may also purchase general obligation notes, tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax-exempt commercial paper, construction loan notes and other tax exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund, the Adviser nor the Sub-Adviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by the Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand.

     The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

     Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Municipal obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

Other Investment Considerations
-------------------------------

     Variable and Floating Rate Instruments. The Fund may purchase variable and
     --------------------------------------
floating rate obligations. The Adviser (or Sub-Adviser) will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, for obligations subject to a demand feature, will monitor their financial status to meet payment on demand. The Fund will invest in such instruments only when the Adviser (or Sub-Adviser) believes that any risk of loss due to issuer default is minimal. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or a variable or floating rate instrument scheduled on its face to be paid in 397 days or less, will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable or floating rate notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument.

     Variable or floating rate obligations held by the Fund may have maturities of more than 397 days provided that: (i) the Fund is entitled to payment of principal at any time upon not more than 30 days' notice or at specified intervals not exceeding 397 days (upon not more than 30 days' notice); (ii) the rate of interest on a variable rate instrument is adjusted automatically on set dates not exceeding 397 days, and the instrument, upon adjustment, can reasonably be expected to have a market value that approximates its par value; and (iii) the rate of interest on a floating rate instrument is adjusted automatically whenever a specified interest rate changes and the instrument, at any time, can reasonably be expected to have a market value that approximates its par value.

     Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Sub-Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities as defined in Rule 2a-7. There may be no active secondary market in the instruments, which could make it difficult for the Portfolio to dispose of an instrument in the event the issuer were to default on its payment obligation or during periods that the Portfolio could not exercise its demand rights. The Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by the Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a liquid trading market is absent.

     Funding Agreements. The Fund may invest in short-term funding agreements. A
     ------------------
funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed rate or a variable or floating interest rate that is based on an index and guaranteed for a set time period. Because there is no secondary market for these investments, any funding agreement purchased by the Fund will be regarded as illiquid. Funding agreements, together with other illiquid securities, will not constitute more than 10% of the Fund's net assets.


Investment Limitations
----------------------

     The Fund is subject to the investment limitations enumerated in this subsection which may be changed with respect to the Fund only by a vote of the holders of a majority of the Fund's outstanding shares (as defined under "Miscellaneous" below).

     The Fund may not:

     1. Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objective and policies, lend portfolio securities, and enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Fund's permitted investments and that equal at all times at least 100% of the value of the purchase price.

     2. Borrow money or issue senior securities, except that the Fund may borrow from banks and the Fund may enter into reverse repurchase agreements for temporary purposes in amounts up to

10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Fund's total assets at the time of such borrowing. The Fund will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

     3. Invest 25% or more of its total assets in one or more issuers conducting their principal business activities in the same industry, except that the Fund may invest more than 25% of its total assets in either government securities, as defined in the 1940 Act, or instruments of domestic banks.

     4. Purchase securities of any one issuer, other than obligations of the U.S. government, its agencies or instrumentalities, if immediately after such purchase more than 5% of the value of the Fund's total assets would be invested in such issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation.

     5. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets, or where otherwise permitted by the 1940 Act.

     6. Purchase or sell real estate (the Fund may purchase commercial paper issued by companies which invest in real estate or interests therein).

     7. Purchase securities on margin, make short sales of securities or maintain a short position.

     8.   Underwrite the securities of other issuers.

     9. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.

     10.  Write or purchase put or call options.

     In accordance with current regulations of the SEC, the Fund intends to invest no more than 5% of its total assets at the time of purchase in the securities of any one issuer (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities); provided, however, that the Fund may invest up to 25% of its total assets in the First Tier Eligible Securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days after the purchase thereof, provided, further that the Fund would not make more than one investment in accordance with the foregoing provision at any time. This intention is not, however, a fundamental policy of the Fund and may change in the event Rule 2a-7 is amended in the future.


                                NET ASSET VALUE

     The net asset value per share of the Fund is calculated for the shares by adding the value of all portfolio securities and other assets belonging to the Fund, subtracting the liabilities charged to the Fund, and dividing the result by the number of outstanding shares of the Fund. Assets belonging to the Fund consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Company not belonging to a particular investment portfolio. The liabilities that are charged to the Fund are borne by each share of the Fund. Subject to the provisions of the Articles of Incorporation, determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of any general assets, with respect to the Fund are conclusive.

     Net asset value for purposes of pricing purchase and redemption orders is determined as of 11:00 a.m. Central time and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange"), normally, 3:00 p.m. Central time, on each day the Exchange is open for trading and the Federal Reserve Bank's Fedline System is open. Currently, the Exchange observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Thanksgiving and Christmas.

     The Company uses the amortized cost method of valuation to value the Fund's portfolio securities, pursuant to which an instrument is valued at its cost initially and thereafter a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The market value of portfolio securities held by the Fund can be expected to vary inversely with changes in prevailing interest rates.

     The Fund attempts to maintain a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share. In this regard, except for securities subject to repurchase agreements, the Fund will neither purchase a security deemed to have a remaining maturity of more than thirteen months within the meaning of the 1940 Act nor maintain a dollar-weighted average maturity which exceeds 90 days. The Board of Directors has also established procedures that are intended to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include the determination, at such intervals as the Directors deem appropriate, of the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it has agreed to take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity; shortening the average portfolio maturity; withholding or reducing dividends; redeeming shares in kind; reducing the number of outstanding shares without monetary consideration; or utilizing a net asset value per share determined by using available market quotations.


                ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shares of the Fund described in this SAI are sold without a sales charge imposed by the Company, although shareholder organizations may be paid by the Company for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder organizations are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when: (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Fund may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

     The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in proceeds other than cash.

     In addition to the situations described in the Fund's Prospectus under "Redemption of Shares," the Fund may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

     Exchange Privilege. Shares of the Fund are not exchangeable for shares of
     ------------------
other funds or classes of the Company.

Special Procedures for In-Kind Payments
---------------------------------------

     Payment for shares of the Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact Investor Services at 1-800-677-FUND. In connection with an in-kind securities payment, the Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $10,000,000.

                             DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board of Directors to issue an indefinite number of full and fractional shares of common stock, $.0001 par value per share, that shall be divided into 200 classes (each, a "class" or "fund"). The Fund consists of one series designated as Class 26 Retail A Shares (the "Series").

     The Board of Directors has also authorized the issuance of classes 1 through 25 and Class 27 through 36 common stock representing interests in thirty-five other separate investment portfolios which are described in separate statements of additional information. The remaining authorized shares are classified into 164 additional classes representing interests in other potential future investment portfolios of the Company. The Directors may similarly classify or reclassify any particular class of shares into one or more additional series.

     In the event of a liquidation or dissolution of the Company or the Fund, shareholders of the Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative assets of the Company's respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution. Subject to the allocation of certain costs, expenses, charges and reserves attributed to the operation of a particular series, shareholders of the Fund are entitled to participate equally in the net distributable assets of the Fund involved on liquidation, based on the number of shares of the Fund that are held by each shareholder.

     Shareholders of the Fund are entitled to one vote for each full share held and proportionate fractional votes for fractional shares held. Shareholders of the Fund, as well as those of any other investment portfolio offered by the Company, will vote together in the aggregate and not separately on a portfolio-by-portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular class or a particular series within a class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the shareholders of each portfolio affected by the matter. A portfolio is affected by a matter unless it is clear that the interests of each portfolio in the matter are substantially identical or that the matter does not affect any interest of the portfolio. Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by a majority of the outstanding shares of such portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Directors may be effectively acted upon by shareholders of the Company voting together in the aggregate without regard to particular portfolios. Similarly, on any matter submitted to the vote of shareholders which only pertains to agreements, liabilities or expenses applicable to one series of a Fund (such as a Distribution and Service Plan) but not the other series of the Fund, only the affected series will be entitled to vote. Each Retail A or Retail B Share of a Fund represents an equal proportionate interest with other Retail A or Retail B Shares in that Fund, respectively. Shares are entitled to such dividends and distributions earned on its assets as are declared at the discretion of the Board of Directors. Shares of the Fund do not have preemptive rights.

     When issued for payment as described in the Fund's Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable by the Company, except as provided in Section 180.0622(2)(b) of the Wisconsin Business Corporation Law, as amended, which in general provides for personal liability on the part of a corporation's shareholders for unpaid wages of employees. The Company does not intend to have any employees and, to that extent, the foregoing statute will be inapplicable to holders of Fund shares and will not have a material effect on the Company.

     The Articles of Incorporation authorize the Board of Directors, without shareholder approval (unless otherwise required by applicable law), to: (a) sell and convey the assets belonging to a series of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such series to be redeemed at a price which is equal to their net asset value and which may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a series of shares into money and, in connection therewith, to cause all outstanding shares of such series to be redeemed at their net asset value; or (c) combine the assets belonging to a series of shares with the assets belonging to one or more other series of shares if the Board of Directors reasonably determines that such combination will not have a material adverse effect on the shareholders of any series participating in such combination and, in connection therewith, to cause all outstanding shares of any such series to be redeemed or converted into shares of another series of shares at their net asset value.

                    ADDITIONAL INFORMATION CONCERNING TAXES

     The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction. Moreover, if the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company.

     A 4% non-deductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least 98% of their ordinary taxable income for the calendar year and capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and 100% of any such amounts that were not distributed in the prior year. The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

     Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by a Fund on December 31 of such year if such dividends are actually paid during January of the following year.

     The Fund will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an "exempt recipient."

                           MANAGEMENT OF THE COMPANY

     The business and affairs of the Fund are managed under the direction of the Board of Directors of the Company. The Board is responsible for acting on behalf of the shareholders.

     The Board does not normally hold shareholder meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers
----------------------

     The Directors and Officers of the Company, their addresses, principal occupations during the past five years and other affiliations are as follows:

                                Position(s) held with      Principal Occupations During Past 5 Years and
Name, Address & Age             the Company                Other Affiliations
--------------------------------------------------------------------------------------------------------
James M. Wade                   Chairman of the Board      Retired Vice President and Chief Financial
2802 Wind Bluff Circle                                     Officer, Johnson Controls, Inc. (a controls
Wilmington, NC  28409                                      manufacturing company), January 1987-May 1991.
Age: 57

Glen R. Bomberger               Director                   Retired; Director, A.O. Smith Corporation (a
One Park Plaza                                             diversified manufacturing company) since
11270 West Park Place                                      January 1987; Executive Vice President and
Milwaukee, WI  53224-3690                                  Chief Financial Officer, A.O. Smith
Age: 63                                                    Corporation, January 1987 - April 2001;

                                Position(s) held with      Principal Occupations During Past 5 Years and
Name, Address & Age             the Company                Other Affiliations
--------------------------------------------------------------------------------------------------------
                                                           Director of companies affiliated with A.O.
                                                           Smith Corporation; Director, Smith Investment
                                                           Company; Director of companies affiliated with
                                                           Smith Investment Company.

Jerry G. Remmel                 Director                   Retired; Vice President, Treasurer and Chief
16650-A Lake Circle                                        Financial Officer of Wisconsin Energy
Brookfield, WI  53005                                      Corporation 1994-1996; Treasurer of Wisconsin
Age: 69                                                    Electric Power Company 1973-1996; Director of
                                                           Wisconsin Electric Power Company 1989-1996;
                                                           Senior Vice President, Wisconsin Electric Power
                                                           Company 1988-1994; Chief Financial Officer,
                                                           Wisconsin Electric Power Company 1983-1996;
                                                           Vice President and Treasurer, Wisconsin Electric
                                                           Power Company, 1983-1989.

Richard K. Riederer             Director                   Retired; President and Chief Executive Officer
400 Three Springs Drive                                    of Weirton Steel from 1995 to 2001; Director of
Weirton, WV  26062-4989                                    Weirton Steel from 1993 to 2001; Executive Vice
Age: 57                                                    President and Chief Financial Officer, Weirton
                                                           Steel January 1994 to 1995; Vice President of
                                                           Finance and Chief Financial Officer, Weirton
                                                           Steel January 1989-1994; Member, Board of
                                                           Directors of American Iron and Steel Institute
                                                           since 1995; Member, Board of Directors,
                                                           National Association of Manufacturers since
                                                           1995; Member, Board of Directors, WESBANCO,
                                                           1997 to 2001; Trustee of Carnegie Mellon
                                                           University since 1997.

Bronson J. Haase*               Director                   President and CEO of Wisconsin Gas Company,
6948 Wildwood Point                                        WICOR Energy, FieldTech and Vice President of
Chenesqua, WI  53029                                       WICOR, Inc. 1998-2000; President and CEO of
Age: 57                                                    Ameritech - Wisconsin (formerly Wisconsin Bell)
                                                           1993-1998; President of Wisconsin Bell
                                                           Communications 1993-1998; Board of Directors,
                                                           The Marcus Corporation; Trustee of Roundy
                                                           Foods; Chairman of the Wisconsin Utilities
                                                           Association.

Dawn M. Hornback                Director                   Trustee of Firstar Stellar Fund, February 1997
c/o Firstar Corporation                                    - December 2000, Founder, President and Chief
425 Walnut Street                                          Executive Officer of Observatory Group, Inc.
Cincinnati, OH  45202                                      (brand identity firm) since August 1990.
Age: 37

Joseph J. Hunt                  Director                   Director of Mercantile Mutual Funds, Inc. 1994
Iron Workers International                                 to December 2000, General President of the
   Union                                                   International Association of Bridge, Structural

                                Position(s) held with      Principal Occupations During Past 5 Years and
Name, Address & Age             the Company                Other Affiliations
--------------------------------------------------------------------------------------------------------
1750 New York Avenue                                       and Ornamental Iron Works (IABSOIW)
Suite 400                                                  (international labor union) since February
Washington, DC  20006                                      2001; Treasurer of IABSOIW, 1998-2001; General
Age: 58                                                    Vice-President of IABSOIW, 1994-1998.

Jerry V. Woodham                Director                   Chairman of the Board, President and Director
St. Louis University                                       of Mercantile Mutual Funds, Inc. 1982 -December
3500 Lindell-Fitzgerald Hall                               2000; Treasurer, St. Louis University since
St. Louis, MO  63131                                       August 1996; Treasurer, Washington University,
Age: 58                                                    1981 - 1996.

Marian Zentmyer*                Director and               Chief Equity Investment Officer and Director,
777 E. Wisconsin Avenue         President                  USBPJAM since May 2001; Chief Equity Investment
Suite 800                                                  Officer and Director, FIRMCO, 1998-2001; Senior
Milwaukee, WI  53202                                       Vice President and Senior Portfolio Manager,
Age: 44                                                    FIRMCO, 1995-1998.

William H. Zimmer, III          Director                   Trustee and member of Audit Committee of
c/o Firstar Corporation                                    Firstar Stellar Funds 1996-December 2000,
475 Walnut Street                                          Senior Vice President and Chief Financial
Cincinnati, OH  42502                                      Officer, ecampus.com, September 1999 to April
Age: 47                                                    2001 (e-commerce); Executive Vice-President and
                                                           Chief Financial Officer, Advanced
                                                           Communications Group, Inc. since December 1998;
                                                           Corporation Vice President, Cincinnati Bell,
                                                           Inc., 1997 to 1998; Treasurer, Cincinnati Bell,
                                                           Inc. 1988 to 1997; Assistant Treasurer,
                                                           Cincinnati Bell, Inc., 1988 to 1991.

W. Bruce McConnel, III          Secretary                  Partner of the law firm of Drinker Biddle &
One Logan Square                                           Reath LLP.
18/th/ & Cherry Streets
Philadelphia, PA  19103
Age: 58

Laura J. Rauman                 Vice President and         Senior Vice President, USBPJAM since May 2001;
777 E. Wisconsin Avenue,        Treasurer                  Senior Vice President, FIRMCO 1995-2001; Vice
Suite 800                                                  President of Mercantile Mutual Funds, Inc.
Milwaukee, WI 53202                                        since 2000; Senior Auditor, Price Waterhouse,
Age: 32                                                    LLP, prior thereto.

Joseph C. Neuberger             Assistant Treasurer        Senior Vice President, Firstar Mutual Fund
615 E. Michigan Street                                     Services, LLC since 1994; Manager, Arthur
Milwaukee, WI 53202                                        Andersen LLP, prior thereto.
Age: 39

* Mr. Haase and Ms. Zentmyer are considered by the Company to be "interested persons" of the Company as defined in the 1940 Act.

     The following chart provides certain information about the Director fees for the year ended October 31, 2000 of the Company's Directors.

                                                               PENSION OR                           TOTAL COMPENSATION
                                                               RETIREMENT          ESTIMATED               FROM
                                        AGGREGATE               BENEFITS            ANNUAL               COMPANY
                                       COMPENSATION            ACCRUED AS          BENEFITS              AND FUND
        NAME OF                         FROM THE              PART OF FUND           UPON            COMPLEX* PAID TO
    PERSON/POSITION                     COMPANY                 EXPENSES          RETIREMENT            DIRECTORS
    ---------------                     -------                 --------          ----------            ---------
     James M. Wade                      $ 19,500                  $0                  $0                 $19,500
 Chairman of the Board

   Glen R. Bomberger                    $16,000+                  $0                  $0                 $16,000
        Director

    Jerry G. Remmel                     $ 16,000                  $0                  $0                 $16,000
        Director

  Richard K. Riederer                   $ 16,000                  $0                  $0                 $16,000
        Director

     Charles R. Roy                     $ 16,000                  $0                  $0                 $16,000
        Director

    Bronson J. Haase                    $ 16,000                  $0                  $0                 $16,000
        Director

   Dawn M. Hornback++
        Director                              --                  --                  --                      --

    Joseph J. Hunt++
        Director                              --                  --                  --                      --

   Jerry V. Woodham++
        Director                              --                  --                  --                      --

William H. Zimmer, III++
        Director                              --                  --                  --                      --

    Marian Zentmyer
        Director                              --                  --                  --                      --

___________________________
     * The "Fund Complex" includes the Company, First American Investment Funds, First American Funds, First American Strategy Funds, First American Insurance Portfolios and First American Closed-End Funds. The Company is comprised of 33 separate portfolios.

     + Includes $15,000 which Mr. Bomberger elected to defer under the Company's deferred compensation plan.

     ++Mesdames Hornback and Zentmyer and Messrs. Hunt, Woodham and Zimmer were elected as directors on November 8, 2000.

     As of February, 2001, each Director receives an annual fee of $17,000, a $2,000 per in-person meeting attendance fee, a $1,000 per telephone meeting attendance fee and reimbursement of expenses incurred as a Director. The Chairman of the Board is entitled to receive an additional $5,000 per annum for services in such capacity. For the fiscal year ended October 31, 2000, the Directors and Officers received aggregate fees and reimbursed expenses of $105,633. Ms. Zentmyer, Ms. Rauman and Mr. Neuberger receive no fees from the Company for their services as President; Treasurer and Assistant Treasurer, respectively, although the Adviser, of which Ms. Zentmyer and Ms. Rauman are President, Chief Equity Investment Officer of Equities and Director and Senior Vice President, respectively, receives fees from the Company for advisory services and Firstar Mutual Fund Services, LLC of which Mr. Neuberger is Senior Vice President, receives fees from the Company for administration, transfer agency and accounting services. The Adviser is a wholly owned, indirect, subsidiary of U.S. Bancorp.

Drinker Biddle & Reath LLP, of which Mr. McConnel is a partner, receives legal fees as counsel to the Company. As of the date of this SAI, the Directors and Officers of the Company, as a group, owned less than 1% of the outstanding shares of each Fund.

Advisory Services
-----------------

     U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Adviser"), a Delaware Corporation and subsidiary of U.S. Bank, became the investment adviser to the Fund as of May 2, 2001. U.S. Bank is a subsidiary of U.S. Bancorp, a bank holding Company.

     The Adviser is entitled to be paid contractual fees computed daily and paid monthly, at the annual rate (as a percentage of the Conning Money Market Fund's average daily net assets) of 0.40% of the first $1.5 billion of the Fund's average daily net assets, 0.35% of the next $1 billion of net assets and 0.25% of net assets in excess of $2.5 billion. Currently the Adviser receives 0.17% after waivers.

     The Adviser has contractually agreed to waive fees and reimburse expenses for shares of the Conning Money Market Fund until October 31, 2001.

     Prior to March 1, 2000, investment advisory services for the Predecessor Fund were provided by Mississippi Valley Advisors Inc. ("MVA"), a subsidiary of Firstar Corporation, the predecessor of U.S. Bancorp. From March 1, 2000 until May 2, 2001 investment advisory services were provided by Firstar Investment Research & Management Company, LLC, a subsidiary of U.S. Bancorp.

     For the eleven month fiscal period ended October 31, 2000, the Predecessor Mercantile Portfolio paid investment advisory fees, after waivers, of $326,674 after waivers. For the same period, $350,098 in advisory fees were waived. For the period February 16, 1999 (commencement of operations) through November 30, 1999 the Predecessor Mercantile Portfolio paid investment advisory fees, after waivers, of $151,273. For the same period, $210,114 in advisory fees were waived.

     In its Investment Advisory Agreement, the Adviser has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Fund.

     In addition to the compensation stated in the Prospectus, the Adviser is entitled to 4/10ths of the gross income earned by the Fund on each loan of its securities, excluding capital gains or losses, if any. Pursuant to current policy of the SEC, the Adviser does not intend to receive compensation for such securities lending activity. The Adviser may voluntarily waive advisory fees otherwise payable by the Fund.

     Under its Investment Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from its reckless disregard of its duties and obligations under the Agreement.

     Under the Investment Advisory Agreement, the Adviser is authorized to delegate its responsibilities to another adviser. The Adviser has appointed Conning Asset Management Company as Sub-Adviser to the Fund. The Sub-Adviser determines the securities to be purchased, retained or sold by the Fund. See "Sub-Adviser" below.

     Sub-Adviser. The Fund receives sub-advisory services from Conning Asset
     -----------
Management Company (the "Sub-Adviser"). For the services provided and expenses assumed pursuant to its sub-advisory agreement with the Adviser, the Sub-Adviser receives from the Adviser a fee, computed daily and payable monthly, at the annual rate of 0.30% of the first $1.5 billion of the Fund's average daily net assets, 0.25% of the next $1.0 billion of net assets and 0.15% of net assets in excess of $2.5 billion. Under the terms of the Sub-Advisory Agreement between the Adviser and the Sub-Adviser, the Sub-Adviser furnishes investment advisory and portfolio management services to the Fund with respect to its investments. The Sub-Adviser is responsible for decisions to buy and sell the Fund's investments and all other transactions related to investment therein. The Sub-Adviser negotiates brokerage commissions and places orders of purchases and sales of the Fund's portfolio securities. During the term of the Sub-Advisory Agreement, the Sub-Adviser will bear all expenses incurred by it in connection with its services under such agreement.

     For the fiscal period ended October 31, 2000, the Sub-Adviser was paid sub-advisory fees of $230,598 after waivers. For the period February 16, 1999 (commencement of operations) through November 30, 1999, the Sub-Adviser was paid sub-advisory fees of $106,142 after waivers.

     Pursuant to the Sub-Advisory Agreement, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser or reckless disregard of its obligations and duties thereunder, or loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Sub-Adviser will not be subject to any liability to the Adviser, the Fund or the Company, or to any shareholder of the Fund or the Company, for any act or omission in the course of, or connected with, rendering services under the Sub-Advisory Agreement.

     On or about June 30, 2001, it is expected that Swiss Re America Holding Corporation will purchase all of the capital stock of Conning Corporation, the indirect parent of Conning Asset Management Company. Swiss Re America Holding Corporation is a subsidiary of Swiss Reinsurance Company, a reinsurer based in Zurich, Switzerland.

     Regulatory Matters.  Conflict of interest restrictions may apply to the
     ------------------
receipt of compensation paid pursuant to a Servicing Agreement by the Fund to a financial intermediary in connection with the investment of fiduciary funds in the Fund's shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

     Shares of the Fund are not bank deposits, are neither endorsed by, insured by, or guaranteed by, obligations of, nor otherwise supported by the FDIC, the Federal Reserve Board, Firstar Bank, N.A., U.S. Bank National Association or the Adviser, their affiliates or any other bank, or any other governmental agency.

Administration Services
-----------------------

     Firstar Mutual Fund Services, LLC is Administrator to the Fund. Under the Administration Agreement, the following administrative services are provided by the Administrator: assist in maintaining office facilities, furnish clerical services, stationery and office supplies; monitor the company's arrangements with respect to services provided by Shareholder Organizations and Institutions; generally assist in the Fund's operations; compile data for and prepare, with respect to the Fund, timely Notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act and Semi-Annual Reports to the SEC and current Shareholders; coordinate execution and filing by the Company of all federal and state tax returns and required tax filings other than those required to be made by the Company's custodian and transfer agent; prepare compliance filings and Blue Sky registrations pursuant to state securities laws with the advice of the Company's counsel; assist to the extent requested by the Company with the Company's preparation of Annual and Semi-Annual reports to Fund shareholders and Registration Statements for the Fund; monitor the Fund's expense accruals and cause all appropriate expenses to be paid on proper authorization from the Fund; monitor the Fund's status as a regulated investment company under Subchapter M of the Code; maintain the Fund's fidelity bond as required by the 1940 Act; and monitor compliance with the policies and limitations of the Fund as set forth in the Prospectus, SAI, By-laws and Articles of Incorporation.

     The Administrator is entitled to receive a fee for its administrative services, computed daily and payable monthly, at the annual rate of 0.125% of the Company's first $2 billion of average aggregate daily net assets, plus 0.10% of the Company's average aggregate daily net assets in excess of $2 billion.
The Administrator may voluntarily waive all or a portion of its administrative fee from time to time. These waivers may be terminated at any time at the Administrator's discretion.

     Under the Fund Administration Servicing Agreement, the Administrator is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Agreement, except a loss resulting from willful misconduct, bad faith or negligence on the part of the Administrator in the performance of its duties.

     Firstar Trust Company became Co-Administrator to the Company on September 1, 1994, and assigned its rights and obligations to Firstar Mutual Fund Services, LLC on October 1, 1998. From January 1, 1995 until August 1, 2000, B.C. Ziegler and Company served as co-administrator to the Company (together the "Co-Administrators").

     Prior to January 1, 2000, BISYS Fund Services Ohio, Inc. ("BISYS Ohio") served as administrator to the Predecessor Mercantile Conning Money Market Fund. Effective January 1, 2000, BISYS Ohio and Firstar Mutual Fund Services, LLC served as co-administrators of the Predecessor Mercantile Conning Money Market Fund.

     The aggregate administration fee (net of waivers) paid with respect to the Portfolio for the period December 1, 1999 through October 31, 2000 was $98,950. For the same period, the corresponding effective rate of administration fees was 0.05% of the Portfolio's average daily net assets. The aggregate administration fee (net of waivers) paid with respect to the Portfolio for the period February 16, 1999 (date of commencement of operations) through November 30, 1999 was $45,174. For the same period, the corresponding effective rate of administration fees was .05% of the Portfolio's average daily net assets.

Distributor
-----------

     The Distributor provides distribution services for the Fund as described in the Fund's Prospectus pursuant to a Distribution Agreement with the Fund under which the Distributor, as agent, sells shares of the Fund on a continuous basis. The Distributor has agreed to use its best efforts to solicit orders for the sale of shares, although it is not obliged to sell any particular amount of shares. The Distributor causes expenses to be paid for the cost of printing and distributing prospectuses to persons who are not shareholders of the Fund (excluding preparation and printing expenses necessary for the continued registration of the Fund's shares) and of printing and distributing all sales literature.

     BISYS Fund Services Limited Partnership ("BISYS") served as the distributor of the Predecessor Mercantile Conning Money Market Fund for the fiscal period ended November 30, 1999. No compensation was payable by the Fund to BISYS for distribution services.

Shareholder Services Plan.
-------------------------

     The Company has adopted a Shareholder Services Plan (the "Plan") with respect to the Fund. Under the Plan, the Fund may pay: (a) broker-dealers, financial advisers and other institutions ("Service Organizations") for shareholder liaison services, which means personal services for shareholders and/or the maintenance of shareholder accounts, such as responding to customer inquiries and providing information on accounts; and (b) Service Organizations for administrative support services, which include but are not limited to (i) transfer agent and sub-transfer agent services for beneficial owners of shares of the Fund; (ii) aggregating and processing purchase and redemption orders;
(iii) providing beneficial owners with statements showing their position in shares of the Fund; (iv) processing dividend payments; (v) providing sub-accounting services for shares of the Fund held beneficially; (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners; and (vii) receiving, translating and transmitting proxies executed by beneficial owners.

     Under the Plan, payments by the Company to a Service Organization for shareholder liaison services and/or administrative support services may not exceed the annual rates of 0.25% and 0.50%, respectively, of the average daily net assets attributable to the Fund's outstanding shares which are owned of record or beneficially by that Service Organization's customers for whom the Service Organization is the dealer of record or shareholder of record or with whom it has a servicing relationship. As of the date of this Statement of Additional Information, the Fund intends to limit the Portfolio's payments for shareholder liaison and administrative support services under the Plan to an aggregate fee of not more than .66% (on an annualized basis) of the average daily net asset value of shares owned of record or beneficially by customers of Service Organizations. For the period December 1, 1999 through October 31, 2000, the Portfolio paid $1,234,225 in shareholder servicing fees under the Plan, all of which was paid to affiliates of Conning. For the period February 16, 1999 (commencement of operations) through November 30, 1999, the Portfolio paid $587,179 (net of waivers) in shareholder servicing fees under the Plan, all of which was paid to affiliates of Conning.

     The servicing agreements adopted under the Shareholder Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation (which may include affiliates of the Adviser and Sub-Adviser) to perform certain services, including providing shareholder liaison services and/or administrative support services with respect to the beneficial owners of shares of the Fund, such as those described above.

     Under the Servicing Agreements and upon notice to the Company, a Service Organization may subcontract with one or more entities for the performance of certain services provided under its Servicing Agreement with the Company. Such Service Organization shall be as fully responsible to the Company for the acts or omissions of any subcontractor as it would be for its own acts or omissions. The fees payable to any sub-contractor are paid by the Service Organization out of the fees it receives from the Company.

     The Company understands that Service Organizations providing such services may also charge fees to their customers beneficially owning shares of the Fund. These fees would be in addition to any amounts which may be received by such a Service Organization under its Servicing Agreement with the Company. The Company's Servicing Agreements require a Service Organization to disclose to its customers any compensation payable to the Service Organization by the Fund and any other compensation payable by its customers in connection with their investment in shares of the Fund. Customers of such a Service Organization receiving servicing fees should read the Fund's Prospectus and this Statement of Additional Information in light of the terms governing their accounts with their Service Organization.

     The Board of Directors has approved the Plan and its respective arrangements with Service Organizations based on information provided by the Company's service contractors that there is a reasonable likelihood that the Plan and arrangements will benefit the Fund and its shareholders. Pursuant to the Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts of servicing fees expended pursuant to the Plan and the purposes for which the expenditures were made. Any material amendment to the Plan or arrangements with Service Organizations must be approved by a majority of the Board of Directors.



            CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

     Firstar Bank, N.A. serves as custodian of all the Fund's assets. Under the Custody Agreement, Firstar Bank, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Fund's operations. Firstar Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that Firstar Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation. For its services as custodian, Firstar Bank, N.A. is entitled to receive a fee, payable monthly, based on the annual rate of 0.02% of the Company's first $2 billion of total assets, plus 0.015% of the Company's next $2 billion of total assets, and 0.01% of the Company's next $1 billion and 0.005% on the balance. In addition, Firstar Bank, N.A., as custodian, is entitled to certain charges for securities transactions and reimbursement for expenses.

     Firstar Mutual Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Fund under a Shareholder Servicing Agent Agreement. As transfer and dividend disbursing agent, Firstar Mutual Fund Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to shareholders of the Fund, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Fund. For its transfer agency and dividend disbursing services, Firstar Mutual Fund Services, LLC is entitled to receive a fee at the rate of $20.00 per shareholder account with an annual minimum of $12,000 per Fund, plus a 0.01% asset-based fee, and certain other transaction charges and reimbursement for expenses.

     In addition, the Fund has entered into a Fund Accounting Servicing Agreement with Firstar Mutual Fund Services, LLC pursuant to which Firstar Mutual Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund in compliance with the 1940 Act and to provide other accounting services to the Fund. For its accounting services, Firstar Mutual Fund Services, LLC is entitled to receive fees, payable monthly, at the following annual rates of the market value of the Fund's assets; $39,000 on the first $100 million, 0.01% on the next $200 million, 0.005% on the balance, plus out-of-pocket expenses, including pricing expenses.

     Effective March 20, 2000, Firstar Mutual Fund Services, LLC, with principal offices at 615 East Michigan Street, Milwaukee, WI 53202, served as the transfer agent and dividend disbursing agent to the Predecessor Mercantile Conning Money Market Fund. Prior to March 20, 2000, BISYS Fund Services Ohio, Inc., ("BISYS") located at 3435 Stelzer Road, Columbus, Ohio 43219, served as the Predecessor Mercantile Conning Money Market Fund's transfer agent and dividend disbursing agent.

                                   EXPENSES

     Operating expenses of the Fund include taxes, interest, fees and expenses of Directors and officers, SEC fees, state securities and qualification fees, advisory fees, administrative fees, Shareholder Organization fees, charges of the custodian and transfer agent, dividend disbursing agent and accounting services agent, certain insurance premiums, auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to shareholders, costs of shareholder reports and meetings, membership fees in the Investment Company Institute, and any extraordinary expenses. The Fund also pays any brokerage fees, commissions and other transactions charges (if any) incurred in connection with the purchase or sale of portfolio securities.


                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, independent accountants, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202, serve as auditors for the Company.

     The Company's Annual Report to Shareholders with respect to the Predecessor Fund for the fiscal period ended October 31, 2000 was audited by PricewaterhouseCoopers LLP and has been filed with the SEC, and the unaudited Semi-Annual Report for the Predecessor Fund has been filed with the SEC. The financial statements and notes thereto in the Annual Report, and Report of Independent Accountants in such Annual Report are incorporated by reference in reliance upon such report given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing. The financial statements in the Annual Report incorporated by reference in this Statement of Additional Information as of and for the period ended November 30, 1999 were audited by the Fund's former independent auditors, KPMG LLP, whose report dated January 21, 2000 is also incorporated herein for reference. The financial statements, notes thereto, and Report of Independent Accountants in such Annual Report, as well as the unaudited financial statements included in the Semi-Annual Report, are incorporated by reference into this Statement of Additional Information.


                                    COUNSEL

     Drinker Biddle & Reath LLP (of which Mr. McConnel, Secretary of the Company, is a partner), One Logan Square, 18/th/ and Cherry Streets, Philadelphia, PA 19103-6996, serves as counsel to the Company and will pass upon the legality of the shares offered by the Fund's Prospectus.


                                CODE OF ETHICS

     The Company, Adviser, Sub-Adviser and Distributor have adopted codes of ethics that permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.


                            PERFORMANCE CALCULATIONS

     From time to time the Fund may quote its "yield" and "effective yield" in advertisements or in communications to shareholders. Each yield figure is based on historical earnings and is not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period identified in the advertisement. This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The "yield" and "effective yield" of the Fund are calculated according to formulas prescribed by the SEC. The standardized seven-day yield for the Fund is computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of the period, dividing the net change in account value by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7). The net change in the value of an account in the Fund includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares and all fees, other than nonrecurring account sales charges, that are charged to all shareholder accounts in proportion to the length of the base period and the Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. The effective annualized yield for the Fund is computed by compounding the Fund's unannualized base period return (calculated as above) by adding 1 to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result. The fees which may be imposed by financial intermediaries directly on their customers for cash management services are not reflected in the Company's calculations of yields for the Fund.

     The Fund may compute "average annual total return." Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. The Fund may compute aggregate total return, which reflects the total percentage change in value over the measuring period.

     Additionally, the total returns and yields of the Fund may be compared in publications to those of other mutual funds with similar investment objectives and to other relevant indices, rankings or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the yields of the Fund may be compared to the Donoghue's Money Fund Average which is an average compiled by IBC/Donoghue's Money Fund Report, a widely recognized independent publication that monitors the performance of money market funds. In addition, the yields of the Fund may be compared to the average yields reported by the Bank Rate Monitor for money market deposit accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas. Such comparisons may also be made by referring to data prepared by Lipper Analytical Services, Inc. (a widely recognized independent service which monitors the performance of mutual funds), Indata, Frank Russell, CDA, and the Bank Rate Monitor (which reports average yields for money market accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas). Other similar yield data, including comparisons to the performance of Firstar Bank repurchase agreements, or the average yield data for similar asset classes including but not limited to Treasury bills, notes and bonds, may also be used for comparison purposes.

     Yield data and total return as reported in national financial publications including Mutual Fund Forecaster, IBCS Money Fund Report(R), CDA/Wiesenberger, Forbes, Fortune, Business Weekly, American Banker, Institutional Investor, U.S.A. Today, Money Magazine, Barron's, Morningstar Mutual Funds, The Wall Street Journal, Mutual Funds Magazine, Kiplingers Personal Finance and The New York Times, or in publications of a local or regional nature, may also be used in comparing the yields of the Fund.

     Since performance fluctuates, performance data cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance and yield are generally functions of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. Any fees charged by Shareholder Organizations directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield and total return.

     The current yield for the Fund may be obtained by calling Firstar Mutual Fund Services, LLC at 1-800-677-FUND. For the seven-day period ended May 31, 2001, the annualized yield of the Predecessor Fund was 3.36%. Without fees waived by the Adviser and Administrator during such period, the annualized yield of such Predecessor Fund would have been 3.27%. For the seven-day period ended May 31, 2001, the effective yield of the Predecessor Fund was 3.42%. Without fees waived by the Adviser and Administrator during such period, the effective yield of such Predecessor Fund would have been 3.33%.


                                 MISCELLANEOUS

     As used in this SAI and in the Fund's Prospectus, a "majority of the outstanding shares" of the Fund or portfolio means, with respect to the approval of an investment advisory agreement or a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the Fund or portfolio represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund or portfolio are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund or portfolio.

     As of May 31, 2001, the Adviser and its affiliates held of record substantially all of the outstanding shares of each of the Company's investment portfolios as agent, custodian, trustee or investment adviser on behalf of their customers. At such date, Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, and its affiliated banks held as beneficial owner five percent or more of the outstanding shares of the following investment portfolio of the Company because they possessed sole voting or investment power with respect to such shares:

Fund                                              Percentage Owned
----                                              ----------------

Money Market                                            33.3%
Institutional Money Market                              96.8%
Tax-Exempt Money Market                                 89.3%
Ohio Tax-Free Money Market                              99.3%
U.S. Treasury Money Market
     A Shares                                           85.4%
     Institutional Shares                               95.6%
U.S. Government Money Market                            81.5%
Short-Term Bond                                         74.9%
Intermediate Bond                                       92.4%
U.S. Government Securities                              95.3%
Aggregate Bond                                          99.7%
Bond IMMDEX(TM)                                         81.3%
Strategic Income                                        78.4%
Tax-Exempt Intermediate Bond                            91.4%
Missouri Tax-Exempt Bond                                84.7%

Fund                                              Percentage Owned
----                                              ----------------

National Municipal Bond                                 98.5%
Balanced Income                                         67.2%
Balanced Growth                                         75.1%
Growth and Income                                       72.3%
Equity Income                                           95.8%
Relative Value                                          84.6%
Equity Index                                            81.1%
Large Cap Core Equity                                   88.2%
Large Cap Growth                                        71.5%
International Value                                     89.9%
International Growth                                    99.2%
Global Equity                                           98.8%
MidCap Index                                            97.7%
MidCap Core Equity                                      80.2%
Small Cap Index                                         99.2%
Small Cap Core Equity                                   94.7%
Science & Technology                                    86.7%
MicroCap                                                83.5%
REIT                                                    98.4%

     At such date, the Money Market Fund had two additional Companies which held five percent or more of the outstanding shares of the Fund because they possessed sole voting or investment power with respect to such shares:

     Pacific Century Trust        17.37%
     Mellon Bank                   6.71%

     At such date, no other person was known by the Company to hold of record or beneficially 5% or more of the outstanding shares of any investment portfolio of the Company.